UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities

Exchange Act of 1934

November 16, 2009

Date of Report

LBO CAPITAL CORP.

(Exact Name of Registrant as specified in its charter)

             Colorado                                                  33-19107                                   38-2780733

       (State or other jurisdiction of                  (Commission                            (I.R.S. Employer

        incorporation or  organization)                 file number)                  Identification Number)

3509 Auburn Rd. Ste 200

Auburn Hills, MI 48326

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (248) 844-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

This is an amendment of the report on Form 8-K filed on November 16, 2009, which disclosed the prior periods accounting errors covering the periods from September 30, 2008 to June 30, 2009.

We are amending the following paragraphs under Item: 4.02. Non–Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Review.

Amended paragraphs:

Goodwill was overstated by $551,445 at September 30, 2008 through June 30, 2009, and retained earnings were understated by $11,478 at December 31, 2008 and overstated by $133,107 at June 30, 2009.   Minority interest was understated by $65,993 at December 31, 2008.

Total intangible assets, at cost, were understated by $650,000 for the year ended December 31, 2008 through June 30, 2009, and amortization expense was understated by $12,297 for the year 2008 and $21,080 for the six-months ended June 30, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 9, 2010

                                                                                      LBO CAPITAL CORP.

By  \s\  Thomas W. Itin

Thomas W. Itin,

                                                                                    President & CEO